Subsequent events (Tables)	6 Months Ended
Jun. 30, 2014
Subsequent Events [Abstract]
Schedule of Subsequent Events [Table Text Block]
After review and tabulation, the ballots and proxies cast for and against, and those abstaining, the authorization for the Company’s Board of Directors to authorize a reverse split of the Company’s issue and outstanding stock in a ratio of not less than 1:20 not more than 1:50, are (on a pre 1:50 reverse split basis):

For:	167,289,915
Against:	7,722,095
Abstain:	489,489

After review and tabulation, the ballots and proxies cast for and against, and those abstaining, the decrease in the authorized common stock of the Company to 100 million shares upon effectuation of a reverse stock split, are:

For:	167,945,297
Against:	6,614,124
Abstain:	942,078